                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Amendment No. 7 to Form SB-2 (File No. 333-14339) of our report dated August 29, 1996 on our audits of the financial statements of Metro Services Group, Inc. as of December 31, 1995 and for each of the two years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".

                                   /s/ COOPERS & LYBRAND L.L.P.

New York, New York
February 3, 1997